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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 8, 2003

                    General Chemical Industrial Products Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                             1-13404                          22-3649282
  (State or other jurisdiction of           (Commission File No.)                  (IRS Employer
       incorporation)                                                            Identification No.)

                                  Liberty Lane
                          Hampton, New Hampshire 03842
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (603) 929-2606





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Item 7.  Financial Statements and Exhibits.

         Exhibit 99.1: Summary of Terms and Conditions of the Senior Secured Credit Facilities of General Chemical Industrial Products Inc. (the "Company"), dated November 26, 2003 ("Term Sheet").

Item 9.  Regulation FD Disclosure.

         On November 26, 2003, the Company finalized the terms and conditions of a plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of New Jersey to facilitate its "prearranged restructuring". A copy of the Term Sheet is set forth as Exhibit
99.1 hereto.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GENERAL CHEMICAL INDUSTRIAL
                                   PRODUCTS INC.

Date:  December 8, 2003

                                   By: /s/ David S. Graziosi
                                      ------------------------------------------
                                      David S. Graziosi
                                      Vice President and Chief Financial Officer